AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement dated May 1, 2001 by and among Allianz Life Insurance Company of North America, Van Kampen Life Investment Trust, Van Kampen Funds, Inc., and Van Kampen Asset Management, Inc,. is hereby amended by deleting the existing Schedule A, and inserting in lieu thereof the following:

                                   SCHEDULE A
                         SEPARATE ACCOUNTS AND CONTRACTS
                  (1st revised edition - effective May 1, 2002)

  NAME OF SEPARATE ACCOUNT
  ------------------------
o   Allianz Life - Variable Account A
o   Allianz Life - Variable Account B

  FORM NUMBERS AND NAMES OF
  CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
  ----------------------------------------
o   Valuemark II
o   Valuemark Ill
o   Valuemark IV
o   Valuemark Income Plus
o   USAllianz Alterity
o   USAllianz Rewards
o   USAllianz Charter
o   LifeFund (effective Nov. 5, 2001)

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2002


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:      /S/ STEWART D. GREGG
         ----------------------------------
Name:        STEWART D. GREGG
         ----------------------------------
Title:       SECOND V.P. AND SENIOR COUNSEL
         ----------------------------------

VAN KAMPEN LIFE INVESTMENT TRUST            VAN KAMPEN FUNDS, INC.

By:      /S/JAMES M. DYKAS                  By:      /S/ ANDREW SCHERER
         --------------------                        ----------------------
Name:       JAMES M. DYKAS                  Name:        ANDREW SCHERER
         --------------------                        ----------------------
Title:      ASST. TREASURER                 Title:       EXECUTIVE DIRECTOR
         --------------------                       -----------------------

VAN KAMPEN ASSET MANAGEMENT, INC.

By:      /S/JAMES M. DYKAS
         --------------------
Name:       JAMES M. DYKAS
         --------------------
Title:      VICE PRESIDENT
         --------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT
The Participation Agreement dated May 1, 2001 by and among Allianz Life Insurance Company of North America, Van Kampen Life Investment Trust, Van Kampen Funds, Inc., and Van Kampen Asset Management, Inc,. is hereby amended by deleting the existing Schedule A, amended May 1, 2002 and inserting in lieu thereof the following:
                                   SCHEDULE A
                         SEPARATE ACCOUNTS AND CONTRACTS
                  (2nd revised edition - effective May 1, 2003)

NAME OF SEPARATE ACCOUNT
------------------------
o   Allianz Life - Variable Account A
o   Allianz Life - Variable Account B

FORM NUMBERS AND NAMES OF CONTRACTS FUNDED BY THE SEPARATE ACCOUNT
o   USAllianz Valuemark II
o   USAllianz Valuemark III
o   USAllianz Valuemark IV
o   USAllianz Valuemark Income Plus
o   USAllianz Alterity
o   USAllianz Rewards
o   USAllianz Charter II
o   USAllianz LifeFund
o   USAllianz High Five

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:      /S/ STEWART D. GREGG
         ---------------------------------------------
Name:        STEWART D. GREGG
         ---------------------------------------------
Title:       SECOND VICE PRESIDENT. AND SENIOR COUNSEL
         ---------------------------------------------

VAN KAMPEN LIFE INVESTMENT TRUST               VAN KAMPEN FUNDS, INC.

By:      /S/JOHN L. SULLIVAN                   By:      /S/ ANDREW SCHERER
         -------------------                            ------------------
Name:       JOHN L. SULLIVAN                   Name:        ANDREW SCHERER
         -------------------                            --------------------
Title:      TREASURER                          Title:       EXECUTIVE DIRECTOR
         ---------------------                          ----------------------

VAN KAMPEN ASSET MANAGEMENT, INC.

By:      /S/EDWARD C. WOOD III
         ---------------------
Name:       EDWARD C. WOOD III
         ---------------------
Title:      EXECUTIVE DIRECTOR
         ---------------------